[GRAPHIC]

                                Greenwich Street

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                                                Quarterly Report
                                                                    May 31, 2000

Greenwich
Street California
Municipal
Fund Inc.

                                        [PHOTO]             [PHOTO]

                                        HEATH B.            JOSEPH P.
                                        MCLENDON            DEANE

                                        Chairman            Vice President

Dear Shareholder:

We are pleased to provide the quarterly report for the Greenwich Street California Municipal Fund Inc. ("Fund") for the nine months ended May 31, 2000. Over the nine months covered by this report, the Fund distributed income dividends totaling $0.44 per share.

The table below details the annualized distribution rate and the nine-month total return based on the Fund's May 31, 2000, net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price:(1)

        Price             Annualized           Nine-Month
      Per Share       Distribution Rate(2)   Total Return(2)
      ---------       --------------------   ---------------

      $13.03 (NAV)          4.60%                0.46%
      $11.125 (AMEX)        5.39%               (3.58)%

In comparison, the Fund's Lipper, Inc. peer group average posted a total return based on NAV of negative 1.32% for the same period (Lipper Inc. is a major fund tracking organization).

--------------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (AMEX) price as determined by supply and demand.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.05 for twelve months. This rate is as of June 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1

Market Update

On May 16, 2000, the Federal Reserve Board ("Fed") enacted the sixth in a series of interest rate increases that began last June 30, 1999 when the federal funds rate was at 4.75%. (The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.) With the federal funds rate presently at 6.50%, the cumulative effect of the interest rate increases so far, in our view, may begin to have a more pronounced effect in reducing inflationary pressures.

In our opinion, changes in the Fed's monetary policy generally take time to be absorbed into the economy. We believe that the recent market rallies are a result of monetary changes enacted six to nine months ago. In addition, we think that, barring a major change in the economy or the rate of inflation, it is likely that the Fed's monetary policy may be relatively benign for the remainder of 2000.

Over the past several weeks, the performance of the bond market has shown signs of improvement amid a series of economic reports that suggest the economy is slowing and that the Fed may be close to completing its series of interest rate hikes. However, we think that any further Fed policy actions may have already been comfortably priced into the bond market.

The inversion of the yield curve, which has made us somewhat cautious, in our view also shows that the market believes inflation is under control. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve represents a unique situation whereby short-term interest rates are higher than long-term rates.)

While the fundamentals in the higher-quality tier securities are still sound and valuations have improved, poor technical conditions, most notably large pent-up issuance needs, have created concern among many investors about the future prospects for municipal bonds. Yet, as we discuss later in this report, we are optimistic about current municipal bond opportunities.

The prospect of further Fed tightening may result in modest further increases in interest rates on securities with shorter maturities. In contrast, long-term rates should not likely rise much. Our favorable outlook for inflation, plus the ongoing reduction in the supply of U.S. Treasuries, may help to contain the rise in long-term rates and further invert the Treasury yield curve (that is, long-term yields could fall even further below short-term yields).


--------------------------------------------------------------------------------
2                                          2000 Quarterly Report to Shareholders

In our opinion, modestly higher U.S. Treasury yields and a further increase in the inversion of the yield curve are likely as the Fed continues to push up short-term rates. A decrease in the amount of new issuance and more buybacks of currently outstanding debt, while already largely discounted by the market, may reinforce the inversion of the yield curve. In addition, we are presently witnessing general market sentiment favoring bonds of higher credit quality. We think that the short-end of the curve is racing to stay ahead of short-term rates. The inversion is not just a factor of the U.S. Treasury Department's buyback program, but rather, it indicates that inflation may be under control and rates on longer-term paper still represent fair value.

California Economic Highlights(3)

California's economic strength during the reporting period continued, boosting revenues across many industries. The Golden State's retail and housing industries continued their record rate expansion, due in large part to the state's per capita growth, which continues to outpace the U.S. average. Job growth remains strong, and the unemployment rate in California is presently at 4.6%, well below earlier levels and reportedly at its lowest level in almost 30 years.

Although the state's economic strength can be attributed to the growth of several industries, California's dominant position in high technology has certainly been a significant factor in recent years. Fueled by booming Internet-related companies, venture capital investments in Northern California for the first quarter of 2000 were approximately $7.9 billion, representing 47% of total venture capital investment for the entire U.S. In fact, the state as a whole accounted for 57% of the nation's total venture capital investments, based on estimates from National Venture Capital Association/Venture Economics.

California's economic resurgence, driven mainly by the growth of new, more diversified industries, may effectively put the state on a more solid financial footing. In our view, California may likely remain a competitive economic force for many years to come due in large part to its strong employment growth, rising real estate values and an annual state Gross Domestic Product of roughly $1 trillion.

--------------
(3)   Source: Fitch IBCA, Inc., an internationally recognized rating agency


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

Investment Strategy

The Fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with prudent investing.(4)

At the end of May, the Fund's weighted average maturity was approximately 20 years. In addition, as of May 31, 2000, approximately 95.6% of the Fund's holdings were rated investment grade(5) by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with approximately 33.4% of the Fund invested in AAA/Aaa bonds, the highest possible rating.

The Fund's investment strategy going forward will be three-fold:

      o We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;

      o     We are focusing on investing in high-grade issues; and

      o We are investing in discount paper because this is where we believe we can obtain the best value.

Our goal is to sell off some of our shorter-term maturities that were defensive and stretch out at the longer end on the yield curve to lock in today's higher rates. We see the best opportunity for potential reward right now at the long end of the yield curve.

Under "normal" market conditions, municipal investors pay for the tax-free income benefits by receiving a lower return on their investment. Today, however, investors are saving on taxes without sacrificing returns. It is possible to buy double- and triple-A rated bonds yielding nearly 100% or more of similar maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent extraordinarily good value for municipal securities.

In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have increased, we have been able to invest our cash at higher yields.

--------------
(4) A portion of the income from the Fund may be subject to the Alternative Minimum Tax ("AMT").
(5) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical ratings organization, or are determined by the manager to be of equivalent quality.


--------------------------------------------------------------------------------
4                                          2000 Quarterly Report to Shareholders

Municipal Bond Market Outlook

In our judgment, a number of influences remain favorable for the municipal bond market. The new-issue municipals were expected to decline this year, boosting demand for bonds currently outstanding and enhancing interest for new municipals expected in 2000.

Fiscal trends are another major positive. During past economic downturns, some municipal issuers faced declining tax receipts and were hard-pressed to repay their bond obligations. Today, many state and local governments have budget surpluses. We believe these surpluses may make investors more comfortable holding municipals, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made other fixed-income alternatives less attractive on a relative basis. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

In closing, thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon           /s/ Joseph P. Deane

Heath B. McLendon               Joseph P. Deane
Chairman                        Vice President

June 15, 2000


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 19.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


--------------------------------------------------------------------------------
6                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                 May 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                    SECURITY                                           VALUE
====================================================================================================
Education -- 8.6%
                      California Educational Facility Authority:
 $2,100,000    A1*      Loyola Marymount University, 5.750% due 10/1/24                  $ 1,984,500
  2,000,000    A3*      Southwestern University, 6.700% due 11/1/24                        2,065,000
----------------------------------------------------------------------------------------------------
                                                                                           4,049,500
----------------------------------------------------------------------------------------------------
Hospital -- 24.6%
                      California Health Facility Financing Authority:
  2,000,000    A2*      Cedars-Sinai Medical Center, Series A,
                          6.125% due 12/1/30                                               1,942,500
  1,930,000    NR       Daniel Freeman Hospital, (Pre-Refunded-- Escrowed
                          with U.S. government securities to 5/1/05
                          Call @ 102), 6.500% due 5/1/20 (b)                               2,096,463
  2,000,000    A2*      Kaiser Permanente Hospital, 5.550% due 8/15/25                     1,775,000
  2,000,000    AA     California Statewide Community Development Authority,
                        COP, St. Joseph's Hospital, (Pre-Refunded-- Escrowed
                        with state & local government securities to 7/1/04
                        Call @ 102), 6.625% due 7/1/21                                     2,167,500
  2,000,000    AA     Fresno Health Facility Revenue, Holy Cross Health
                        System, 5.625% due 12/1/15                                         1,925,000
  1,615,000    A      Torrence Hospital Revenue, Little Company of Mary
                        Hospital, (Escrowed to maturity with U.S.
                        government securities), 6.875% due 7/1/15 (b)                      1,701,806
----------------------------------------------------------------------------------------------------
                                                                                          11,608,269
----------------------------------------------------------------------------------------------------
Housing -- 11.6%
  2,000,000    BBB-   Virgin Islands Public Finance Authority Revenue, Series A,
                        6.500% due 10/1/24                                                 1,975,000
  1,400,000    AA-    California HFA Home Mortgage, Series E, FHA-Insured,
                        6.375% due 8/1/27 (c)                                              1,414,000
  2,000,000    AAA    Santa Rosa Mortgage Revenue, Village Square
                        Apartments, FHA-Insured, 6.875% due 9/1/27                         2,065,000
----------------------------------------------------------------------------------------------------
                                                                                           5,454,000
----------------------------------------------------------------------------------------------------
Miscellaneous -- 7.6%
  2,000,000    AAA    Los Angeles Convention and Exhibition Center Authority
                        Lease Revenue, Series A, MBIA-Insured,
                        5.375% due 8/15/18                                                 1,912,500
  1,675,000    AAA    Orange County 1996 Recovery, COP, Series A,
                        MBIA-Insured, 6.000% due 7/1/26                                    1,679,187
----------------------------------------------------------------------------------------------------
                                                                                           3,591,687
----------------------------------------------------------------------------------------------------
Tax Allocation-- 10.5%
  2,100,000    Baa*   Hawthorne Community Redevelopment Agency,
                        Tax Allocation, (Pre-Refunded-- Escrowed with
                        U.S. government securities to 9/1/04 Call @ 102),
                        6.700% due 9/1/20 (b)                                              2,139,375

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 2000
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING(a)                    SECURITY                                           VALUE
====================================================================================================

Tax Allocation -- 10.5% (continued)
$ 1,000,000    AAA    Rancho Cucamonga Redevelopment Agency, Tax
                        Allocation, MBIA-Insured, 5.250% due 9/1/26                       $  897,500
  2,000,000    AAA    San Jose Redevelopment Agency, Tax Allocation,
                        MBIA-Insured, 5.250% due 8/1/16                                    1,917,500
----------------------------------------------------------------------------------------------------
                                                                                           4,954,375
----------------------------------------------------------------------------------------------------
Transportation -- 17.6%
  2,000,000    BBB-   Foothill Eastern Transportation, California Toll Revenue,
                        Series A, 6.000% due 1/1/34                                        2,117,500
  2,000,000    AAA    Los Angeles County Metropolitan Transportation Authority,
                        Sales Tax Allocation, Series A, MBIA-Insured,
                        5.625% due 7/1/18                                                  1,970,000
 20,000,000    Baa3*  San Joaquin Hills Transportation Corridor Agency,
                        Sr. Lien Toll, (Escrowed to maturity with state &
                        local government securities), zero coupon due 1/1/26               4,225,000
----------------------------------------------------------------------------------------------------
                                                                                           8,312,500
----------------------------------------------------------------------------------------------------
Water & Sewer -- 19.5%
  1,240,000    AAA    Anaheim Public Finance Authority, Water Utility,
                        (Lenain Filtration Project), FGIC-Insured,
                        5.250% due 10/1/19                                                 1,148,550
  2,000,000    AA     California State Department of Water Revenue,
                        Series L, 5.500% due 12/1/23                                       1,892,500
  2,140,000    AAA    East Bay Municipal Wastewater System, FGIC-Insured,
                        5.000% due 6/1/26                                                  1,845,750
  1,875,000    BBB+   Kings County Waste Management Authority, Solid
                        Waste Revenue, 7.200% due 10/1/14 (c)                              2,015,625
  1,000,000    AAA    Redding Joint Powers Financing Authority, Wastewater
                        Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18                  971,250
  1,500,000    AAA    San Diego PCFA Sewer Revenue, FGIC-Insured,
                          5.000% due 5/15/20                                               1,331,250
----------------------------------------------------------------------------------------------------
                                                                                           9,204,925
----------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS-- 100%
                      (Cost-- $43,182,678**)                                             $47,175,256
====================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 9 and 10 for bond ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA  --     Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA   --     Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A    --     Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB  --     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --     Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   --     Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa"
            securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    --     Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa  --     Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   --     Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
A-1    --   Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety
            characteristics are denoted with a plus (+) sign.
VMIG 1 --   Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions (unaudited)
================================================================================

AMBAC  --    AMBAC Indemnity Corporation
COP    --    Certificate of Participation
FGIC   --    Financial Guaranty Insurance Company
FHA    --    Federal Housing Administration
GO     --    General Obligation
HFA    --    Housing Finance Agency
LOC    --    Letter of Credit
MBIA   --    Municipal Bond Investors Assurance Corporation
PCFA   --    Pollution Control Financing Authority
PCR    --    Pollution Control Revenue


--------------------------------------------------------------------------------
10                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 2000
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $43,182,678)                    $ 47,175,256
    Interest receivable                                                 826,382
--------------------------------------------------------------------------------
    Total Assets                                                     48,001,638
--------------------------------------------------------------------------------
LIABILITIES:
    Payable to bank                                                     211,516
    Dividends payable                                                    53,736
    Management fees payable                                              36,831
    Accrued expenses                                                     47,518
--------------------------------------------------------------------------------
    Total Liabilities                                                   349,601
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 47,652,037
================================================================================
NET ASSETS:
    Par value of capital shares                                    $      3,658
    Capital paid in excess of par value                              43,831,350
    Undistributed net investment income                                  48,464
    Accumulated net realized loss from security transactions           (224,013)
    Net unrealized appreciation of investments                        3,992,578
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $13.03 a share on 3,658,334 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)          $ 47,652,037
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 2000

INVESTMENT INCOME:
    Interest                                                        $ 2,124,861
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                            324,007
    Audit and legal                                                      40,160
    Shareholder and system servicing fees                                29,428
    Shareholder communications                                           28,151
    Pricing service fees                                                  2,628
    Deferred organization costs                                           1,845
    Custody                                                               1,800
    Directors' fees                                                       1,726
    Other                                                                 7,430
--------------------------------------------------------------------------------
    Total Expenses                                                      437,175
--------------------------------------------------------------------------------
Net Investment Income                                                 1,687,686
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
    Realized Loss From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                             3,825,611
      Cost of securities sold                                         4,056,191
--------------------------------------------------------------------------------
    Net Realized Loss                                                  (230,580)
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                             5,541,533
      End of period                                                   3,992,578
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                          (1,548,955)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (1,779,535)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $   (91,849)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Nine Months Ended May 31, 2000 (unaudited) and the Year Ended August 31, 1999

                                                                            2000             1999
===================================================================================================
OPERATIONS:
    Net investment income                                              $  1,687,686    $  2,167,117
    Net realized gain (loss)                                               (230,580)          6,712
    Decrease in net unrealized appreciation                              (1,548,955)     (3,073,828)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Operations                                  (91,849)       (899,999)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
    Net investment income                                                (1,620,652)     (2,224,120)
    Net realized gains                                                           --         (85,021)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
    Distributions to Shareholders                                        (1,620,652)     (2,309,141)
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                   (1,712,501)     (3,209,140)

NET ASSETS:
    Beginning of period                                                  49,364,538      52,573,678
----------------------------------------------------------------------------------------------------
    End of period*                                                     $ 47,652,037    $ 49,364,538
====================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $     48,464    $    (18,570)
====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
14                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the nine months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $3,926,060
--------------------------------------------------------------------------------
Sales                                                                 3,825,611
================================================================================

At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $4,040,093
Gross unrealized depreciation                                           (47,515)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $3,992,578
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At May 31, 2000, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
16                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                  2000(1)        1999        1998        1997        1996      1995(2)(3)
==========================================================================================================
Net Asset Value,
  Beginning of Period            $ 13.49       $ 14.37     $ 13.66     $ 13.13     $ 12.92     $ 12.00
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)          0.46          0.59        0.60        0.62        0.63        0.60
  Net realized and
     unrealized gain (loss)        (0.48)        (0.84)       0.80        0.87        0.30        0.84
----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  (0.02)        (0.25)       1.40        1.49        0.93        1.44
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.44)        (0.61)      (0.59)      (0.63)      (0.70)      (0.52)
  Net realized gains                  --         (0.02)      (0.10)      (0.33)      (0.02)         --
----------------------------------------------------------------------------------------------------------
Total Distributions                (0.44)        (0.63)      (0.69)      (0.96)      (0.72)      (0.52)
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $ 13.03       $ 13.49     $ 14.37     $ 13.66     $ 13.13     $ 12.92
----------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                    (3.58)%++     (3.07)%      7.56%      13.39%      11.92%       0.25%++
----------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                  0.46%++      (1.43)%     10.98%      12.19%       7.96%      12.24%++
----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)       $    48       $    49     $    53     $    50     $    48     $    47
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                       1.22%+        1.24%       1.20%       1.21%       1.15%       1.02%+
  Net investment income             4.69+         4.16        4.25        4.64        4.75        5.16+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                8%            0%          7%         28%         42%          7%
----------------------------------------------------------------------------------------------------------
Market Value, End of Period      $11.125       $12.000     $13.000     $12.750     $12.125     $11.500
==========================================================================================================

(1)   For the nine months ended May 31, 2000 (unaudited).
(2)   Based on the weighted average shares outstanding for the period.
(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(4) The Manager waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                           AMEX
  Record     Payable      Closing     Net Asset      Income       Reinvestment
   Date       Date        Price+        Value+      Declared          Price
================================================================================
   9/23/97     9/26/97    $12.625      $13.95       $0.0540         $13.03
  10/28/97    10/31/97     12.688       13.97        0.0540          12.90
  11/24/97    11/28/97     12.688       14.00        0.0540          13.08
  12/22/97*   12/26/97     13.000       14.17        0.1020          13.26
   1/27/98     1/30/98     13.000       14.25        0.0540          12.98
   2/24/98     2/27/98     12.813       14.23        0.0540          12.82
   3/24/98     3/27/98     12.875       14.19        0.0540          12.97
   4/21/98     4/24/98     12.750       14.05        0.0540          12.70
   5/26/98     5/29/98     12.625       14.14        0.0540          12.92
   6/23/98     6/26/98     12.750       14.16        0.0540          12.94
   7/28/98     7/31/98     12.750       14.15        0.0540          12.78
   8/25/98     8/28/98     13.063       14.30        0.0540          13.25
   9/22/98     9/25/98     13.875       14.46        0.0540          13.85
  10/27/98    10/30/98     13.688       14.44        0.0540          13.87
  11/23/98    11/27/98     13.625       14.40        0.0540          13.83
  12/21/98    12/24/98     13.438       14.39        0.0540          13.48
  12/29/98*   12/31/98     13.250       14.34        0.0232          13.16
   1/26/99     1/29/99     12.750       14.42        0.0490          12.94
   2/23/99     2/26/99     12.938       14.38        0.0490          13.02
   3/23/99     3/26/99     12.875       14.35        0.0490          12.78
   4/27/99     4/30/99     12.438       14.33        0.0490          12.64
   5/25/99     5/28/99     12.188       14.13        0.0490          12.27
   6/22/99     6/25/99     12.063       13.89        0.0490          12.05
   7/27/99     7/30/99     11.875       13.84        0.0490          12.00
   8/24/99     8/27/99     12.000       13.45        0.0490          12.09
   9/21/99     9/24/99     12.000       13.42        0.0490          12.17
  10/26/99    10/29/99     11.875       12.96        0.0490          11.79
  11/22/99    11/26/99     11.500       13.24        0.0490          11.19
  12/27/99    12/30/99     10.750       12.97        0.0490          10.76
   1/25/00     1/28/00     10.688       12.79        0.0490          10.79
   2/22/00     2/25/00     10.938       12.98        0.0490          10.94
   3/28/00     3/31/00     11.125       13.27        0.0490          11.24
   4/25/00     4/28/00     11.125       13.22        0.0500          11.18
   5/23/00     5/26/00     11.188       12.89        0.0500          11.30
================================================================================
+     As of record date.
*     Capital gain distribution.


--------------------------------------------------------------------------------
18                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of busines on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

than 30 days after the payment date for such dividend or distribution, or the record date for a suceeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
20                                         2000 Quarterly Report to Shareholders

                                Greenwich Street

                                    [GRAPHIC]

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company


TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL
FUND INC.
388 Greenwich Street
New York, New York 10013

FD0950 7/99